Exhibit 99.1

ASX Announcement

10 June 2022

Expiration of Offer to Purchase Senior Secured Notes

Coronado Global Resources Inc. (‘Coronado’, the ‘Company’ ASX: CRN), confirms the expiration at 5:00p.m., New York City time, on 9 June 2022 (the ‘Expiration Time’); of the previously announced offer (the ‘Offer’) to purchase, by its wholly owned subsidiary, Coronado Finance Pty Ltd (the ‘Issuer’) (under the Indenture dated 12 May 2021 by and among Coronado, the Issuer, other guarantors named therein and Wilmington Trust National Association, as trustee (the ‘Trustee’)) for cash up to US$100.6 million (the ‘Available Repurchase Amount’), in aggregate principal amount of its 10.750% Senior Secured Notes due 2026 (the ‘2026 Notes’).

Under the Indenture, in conjunction with the dividend declared by the Company on 10 May 2022 (the ‘Dividend’), the Issuer was obliged to make the Offer for the Available Repurchase Amount equal to the amount of a portion of the Dividend. Accordingly, for each US$1,000 aggregate principal amount of 2026 Notes validly tendered (and not validly withdrawn) prior to the Expiration Time and accepted, holders of 2026 Notes will receive US$1,040.00 in cash (the ‘Offer Price’), plus accrued and unpaid interest. Payment for any such accepted 2026 Notes will be made on 13 June 2022 (New York City time).

The Offer Price represented the price per US$1,000.00 aggregate principal amount of 2026 Notes that is 104% of the principal price. After giving effect to the purchase of the tendered and accepted 2026 Notes, approximately US$314.45 million in aggregate principal amount of the 2026 Notes will remain outstanding.

This announcement is not an offer to purchase or sell, or a solicitation of an offer to purchase or sell any securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

– Ends –

This announcement was authorised to be given to ASX by the Disclosure Committee of Coronado Global Resources Inc.

For further information please contact:

Investors	Media
Andrew Mooney	Helen McCombie
P: +61 458 666 639	Citadel Magnus
E: amooney@coronadoglobal.com	P: +61 411 756 248
E: hmccombie@citadelmagnus.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, concerning our business, operations, financial performance and condition, the coal, steel and other industries, the impact of the COVID-19 pandemic and related governmental and economic responses thereto, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “intends,” “plans,” “anticipate,” “forecast,” “outlook,” “target,” “likely,” “considers” and other similar words.

Coronado Global Resources Inc.	Level 33, Central Plaza One, 345 Queen Street
ARBN: 628 199 468	Brisbane QLD 4000

T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com

Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed or anticipated in these statements, many of which are beyond our control. Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. Factors that could affect our results, our announced plans, including our plan to issue dividends and distributions, or an investment in our securities include, but are not limited to: uncertainty in global economic conditions, including the extent, duration and impact of the Russian and Ukraine war, as well as risks related to government actions with respect to trade agreements, treaties or policies; a decrease in the availability or increase in costs of key supplies, capital equipment or commodities, such as diesel fuel, steel, explosives and tires; severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges, due to future public health crisis (such as COVID-19) or otherwise, of one or more of our major customers, including customers in the steel industry, key suppliers/contractors, which among other adverse effects, could lead to reduced demand for our coal, increased difficulty collecting receivables and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; our ability to generate sufficient cash to service our indebtedness and other obligations; our indebtedness and ability to comply with the covenants and other undertakings under the agreements governing such indebtedness; our ability to collect payments from our customers depending on their creditworthiness, contractual performance or otherwise; the prices we receive for our coal; the demand for steel products, which impacts the demand for our metallurgical, or Met, coals; risks inherent to mining operations could impact the amount of coal produced, cause delay or suspend coal deliveries, or increase the cost of operating our business; the loss of, or significant reduction in, purchases by our largest customers; risks unique to international mining and trading operations, including tariffs and other barriers to trade; unfavorable economic and financial market conditions; our ability to continue acquiring and developing coal reserves that are economically recoverable; uncertainties in estimating our economically recoverable coal reserves; transportation for our coal becoming unavailable or uneconomic for our customers; the risk that we may be required to pay for unused capacity pursuant to the terms of our take-or-pay arrangements with rail and port operators; our ability to retain key personnel and attract qualified personnel; any failure to maintain satisfactory labor relations; our ability to obtain, renew or maintain permits and consents necessary for our operations; potential costs or liability under applicable environmental laws and regulations, including with respect to any exposure to hazardous substances caused by our operations, as well as any environmental contamination our properties may have or our operations may cause; extensive regulation of our mining operations and future regulations and developments; our ability to provide appropriate financial assurances for our obligations under applicable laws and regulations; assumptions underlying our asset retirement obligations for reclamation and mine closures; concerns about the environmental impacts of coal combustion, including perceived impacts on global climate issues, which could result in increased regulation of coal combustion in many jurisdictions and divestment efforts affecting the investment community; the extensive forms of taxation that our mining operations are subject to, and future tax regulations and developments; any cyber-attacks or other security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us, our customers or other third parties; the risk that we may not recover our investments in our mining, exploration and other assets, which may require us to recognize impairment charges related to those assets; risks related to divestitures and acquisitions; and the risk that diversity in interpretation and application of accounting principles in the mining industry may impact our reported financial results.

We make many of our forward-looking statements based on our operating budgets and forecasts, which are based upon detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results.

See Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and other filings filed with the Securities and Exchange Commission.

You are urged to carefully consider these risk factors.